PSG Tactical Growth Fund

Absolute Return Focus

The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

Risk management

Implementing hedging strategies in unfavorable markets may manage downside risk.

Hedging strategies include: holding cash, option strategies (i.e. buying put options), & establishing short positions that benefit when security prices decline

Flexible Strategy

Utilizing a flexible strategy allows the Fund to access a wide variety of asset classes. This broad mandate allows the manager to be opportunistic

Principal Investment Strategies

PSG Tactical Growth is a flexible fund that may invest across a global spectrum of asset classes and security types using an active strategy. Investments are made across a broad range of asset classes including; common stock of domestic and foreign companies, corporate bonds of domestic and foreign companies, government bonds, foreign currency-linked bonds, exchange traded funds, real estate investment trusts, other alternative investments. The manager may also manage risk by hedging portfolio risks or security-specific risks when conditions are unfavorable.

When making asset allocation decisions, the Advisor considers a combination of factors including; top down macroeconomic, fundamental and technical analysis, macroeconomic conditions such as domestic and foreign economic growth rates, sector and industry forecasts, interest rate levels and valuations of asset classes, and company-specific fundamentals such as growth rates, business model, competitive position and relative valuation.

PSG Tactical Growth Fund
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

PSG Tactical Growth Fund

Investment Suitability

Long-term investment time horizon
Diversification and lower correlation to the stock market over market cycles
Decreased volatility over the long-term
Tolerance for fluctuations in asset allocation

Our Goal

Total return from income and growth, while avoiding the major market dips over a market cycle.



Markets
Objective of the PSG Tactical Growth Fund
Goal of an Asset Allocation Strategy

This graph is for illustrative purposes only and does not represent any actual performance.

Management

Jonathan Giordani, CFA

Mr. Giordani has over 15 years of investment management experience. He has served the Fund as its portfolio manager since it commenced operations in 2012. Additionally, Mr. Giordani is Director of Investments, Planning Solutions Group, LLC, a position held since December 2005. Jon is a Chartered Financial Analyst (CFA) charterholder. Jon graduated from the Johns Hopkins University where he majored in economics.

Investing in PSG Tactical Growth Fund (the "Fund") involves risk, including possible loss of principal amount invested. Investors should carefully consider the investment objectives, risks and expense ratio of the Fund. This and other important information about the Fund is contained in the prospectus, a written copy of which can be obtained by calling the Fund's distributor 855-866-9825 or on the website at www.psgfunds.com. The prospectus should be read carefully prior to investing.